MainStay VP Wellington U.S. Equity Portfolio	Summary Prospectus May 1, 2022

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to newyorklifeinvestments.com, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2022, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.58%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. equity securities. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies whose stocks are included in the Standard & Poor's 500® Index (which ranged from $6.3 billion to $2.7 trillion as of February 28, 2022) and the Russell 1000® Index (which ranged from $255.8 million to $2.7 trillion as of February 28, 2022). An issuer of a security is considered to be a U.S. issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Portfolio’s Subadvisor (the “Subadvisor”), selects the Portfolio’s investments using fundamental research focused on identifying issuers with improving quality metrics, business momentum and attractive relative valuations. Measures of quality improvement include capital structure, return on assets, and cash generation potential. Business momentum metrics incorporate revenue and earnings momentum/surprise, analyst revisions, and margin trends. Valuation metrics consist of both cash flow and earnings ratios relative to those of companies within the same industry or sector. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and other off-financial statement factors such as management track record. The investment team uses a proprietary risk tool to aid in the portfolio construction process. The Subadvisor may give consideration to financially material environmental, social and/or governance (“ESG”) criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning. When evaluating investments for the Portfolio, the Subadvisor has access to proprietary ESG research to help evaluate a company’s risk and return potential. The Subadvisor believes the integration of financially material ESG factors into its investment process allows it to better assess strategic business issues that may impact the performance of a company. ESG factors are one of several factors considered when making an investment decision for the Portfolio. The Subadvisor has discretion to determine the materiality of as well as the level at which financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision. The Subadvisor also engages with management of certain companies regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad-based securities market index over time. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2012-2021)

Best Quarter
2020, Q2	21.56%
Worst Quarter
2020, Q1	-20.95%

Average Annual Total Returns (for the periods ended December 31, 2021)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	28.78%	16.78%	15.80%
S&P 500® Index[1]		28.71%	18.47%	16.55%

1.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Wellington Management Company LLP	Mammen Chally, Senior Managing Director	Since 2021
	Douglas W. McLane, Senior Managing Director	Since 2021
	David A. Siegle, Managing Director	Since 2021
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios") and other variable insurance funds.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios and other variable insurance funds, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend the Portfolio over another investment and/or a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

"New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.